SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 6, 2014

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Dynegy Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to the Duke Midwest Generation Business (as defined below), EquiPower Resources Corp. and Brayton Point Holdings, LLC and the Company’s pending acquisitions related thereto. As previously disclosed in its Current Report on Form 8-K filed on August 26, 2014 (the “Acquisition 8-K”), on August 21, 2014, the Company, through its wholly-owned subsidiary Dynegy Resources I, LLC (“DRI”), entered into a Purchase and Sale Agreement ( the “Duke Energy Acquisition”) with Duke Energy SAM, LLC (“Duke Energy SAM”) and Duke Energy Commercial Enterprises, Inc. (“Duke Energy CE” and together with Duke Energy SAM, “Duke Energy”) pursuant to which DRI agreed to purchase from Duke Energy 100% of the membership interests in certain subsidiaries of Duke Energy, thereby acquiring: (i) five natural gas-fired power facilities located in Ohio, Pennsylvania and Illinois, (ii) one oil-fire powered facility located in Ohio, (iii) partial interests in five coal-fire powered facilities located in Ohio and (iv) a retail energy business (the “Duke Midwest Generation Business”).  As also previously disclosed in the Acquisition 8-K, on August 21, 2014, the Company, through its wholly-owned subsidiary, Dynegy Resources II, LLC (the “EquiPower Purchaser”), entered into a Stock Purchase Agreement with Energy Capital Partners II, LP (“ECP II”), Energy Capital Partners II-A, LP (“ECP II-A”), Energy Capital Partners II-B, LP (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP (“ECP II-C”), Energy Capital Partners II-D, LP (“ECP II-D”), and Energy Capital Partners II (EquiPower Co-Invest), LP (“ECP Coinvest” and, collectively with ECP II, ECP II-A, ECP II-B, ECP II-C and ECP II-D, the “EquiPower Sellers”), EquiPower Resources Corp. (“EquiPower”) and certain other parties thereto for limited purposes, pursuant to which the EquiPower Purchaser agreed to purchase 100% of the equity interests in EquiPower, thereby acquiring: (i) five combined cycle gas turbines in Connecticut, Massachusetts and Pennsylvania, (ii) a partial interest in one natural gas-fired peaking facility in Illinois, (iii) two gas and oil fired peaking facilities in Ohio and (iv) one coal-fired facility in Illinois (the “EquiPower Acquisition”).  In a related transaction,  as previously disclosed in the Acquisition 8-K, also on August 21, 2014, the Company, through its wholly-owned subsidiary, Dynegy Resource III, LLC (the “Brayton Purchaser” and together with the EquiPower Purchaser, the “ECP Purchasers”), and Dynegy Resources III-A, LLC entered into a Stock Purchase Agreement and Agreement and Plan of Merger with Energy Capital Partners GP II, LP (“ECP GP”),  ECP II, ECP II-A, ECP II-B, ECP II-D, Energy Capital Partners II-C (Cayman), L.P. (“ECP II-C (Cayman)” and, collectively with ECP GP, ECP II, ECP II-A, ECP II-B and ECP II-D, the “Brayton Sellers” and together with the EquiPower Sellers, the “ECP Sellers”), Brayton Point Holdings, LLC (“Brayton”) and certain other parties thereto for limited purposes, to acquire 100% of the equity interests in Brayton (the “Brayton Acquisition” and, together with the “Duke Energy Acquisition” and the “EquiPower Acquisition,” the “Acquisitions”).

The purpose of this Current Report on Form 8-K, among other things, is to file the financial information related to the Acquisitions set forth in Item 9.01 below so that such financial information is incorporated by reference into the Company’s registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Included in this filing as Exhibit 99.1 is the pro forma financial information described in Item 9.01(b) below giving effect to the Acquisitions and the Company’s completed acquisition of 100% of the equity interests of New Ameren Energy Resources, LLC (the “AER Acquisition”), as previously disclosed on the Company’s Current Report on Form 8-K filed on December 4, 2013.

Included in this filing as Exhibit 99.2 are certain risk factors related to the Acquisitions and investing in Dynegy.

The pro forma financial information in Exhibit 99.1 to this Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.”  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  Examples of these statements include, but are not limited to, Dynegy’s ability to complete the offering, our anticipated use of proceeds from the offering, and our ability to close the proposed acquisitions. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read the risk factors set forth in Exhibit 99.2 to this Current Report on Form 8-K and read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, including its 2013 Form 10-K and first quarter 2014 Form 10-Q and second quarter 2014 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01                         Financial Statements and Exhibits.

(a)                                    Financial Statements of Businesses Acquired

Not applicable.

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(b)                                    Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2014 and the year ended December 31, 2013, giving effect to the Acquisitions and the AER Acquisition, attached as Exhibit 99.1 hereto.

(c)                                  Shell Company Transactions

Not applicable.

(d)                                    Exhibits:

Exhibit No.	Document
99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	Risks Relating to the Acquisitions and Investing in Dynegy Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2014	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	Risks Relating to the Acquisitions and Investing in Dynegy Inc.